SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Sections 13 or 15(d) of the
                         Securities Exchange Act of 1934



            Date of Report (Date of earliest event reported): May 7, 2003
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                      FRESENIUS MEDICAL CARE HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


              1-3720                                 13-3461988
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     (Commission File Number              (IRS Employer Identification No.)


     95 Hayden Avenue Lexington, Massachusetts                      02420
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     (Address or principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area codes: (781) 402-9000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 7.    Financial Statements and Exhibits

           Exhibit 99.1 Press Release dated May 7, 2003, reporting the Company's results of operations for the first quarter ended March 31, 2003.


ITEM 9.    REGULATION FD DISCLOSURE

        This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished solely under "Item 12. Results Of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

        On May 7, 2003, Fresenius Medical Care, AG (the "Company") issued a press release announcing its earnings for the first quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        The information required under this Item 12 is being provided under Item 9 of this report as provided in SEC Release No. 33-8216.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          FRESENIUS MEDICAL CARE HOLDINGS, INC.


                                          /s/ Jerry Schneider
                                          -------------------------------------
DATE:  May 7, 2003                        Name:  Jerry Schneider
                                          Title: Chief Financial Officer


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